Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

October 27, 2003

Distribution In Dollars
Class	Original Face Value	Prior Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Current Principal Balance
A1	203,191,000.00	203,138,492.81	1,979,454.40	756,682.24	2,736,136.64	0.00	0.00	201,159,038.41
M1	2,820,000.00	2,819,421.20	570.80	10,502.22	11,073.02	0.00	0.00	2,818,850.40
M2	1,044,000.00	1,043,785.72	211.32	3,888.06	4,099.38	0.00	0.00	1,043,574.40
M3	835,000.00	834,828.62	169.01	3,109.70	3,278.71	0.00	0.00	834,659.61
B1	313,000.00	312,935.76	63.35	1,165.67	1,229.02	0.00	0.00	312,872.41
B2	313,000.00	312,935.76	63.35	1,165.67	1,229.02	0.00	0.00	312,872.41
B3	421,221.00	421,134.54	85.26	1,568.71	1,653.97	0.00	0.00	421,049.28
R	0.00	0.00	0.00	0.04	0.04	0.00	0.00	0.00

TOTALS	208,937,221.00	208,883,534.41	1,980,617.49	778,082.31	2,758,699.80	0.00	0.00	206,902,916.92

Factor Information Per $1000 Of Original Face							Pass-Through Rates
Class	Cusip	Prior Principal Factor	Principal	Interest	Total	Current Principal Factor	Class	Current Pass Thru Rate
A1	395387AA1	999.74158703	9.74184093	3.72399486	13.46583579	989.99974610	A1	4.469949%
M1	395387AB9	999.79475177	0.20241135	3.72419149	3.92660284	999.59234043	M1	4.469949%
M2	395387AC7	999.79475096	0.20241379	3.72419540	3.92660920	999.59233716	M2	4.469949%
M3	395387AD5	999.79475449	0.20240719	3.72419162	3.92659880	999.59234731	M3	4.469949%
B1	395387AE3	999.79476038	0.20239617	3.72418530	3.92658147	999.59236422	B1	4.469949%
B2	395387AF0	999.79476038	0.20239617	3.72418530	3.92658147	999.59236422	B2	4.469949%
B3	395387AG8	999.79473958	0.20241156	3.72419704	3.92660860	999.59232802	B3	4.469949%

TOTALS		999.74304918	9.47948614	3.72400047	13.20348661	990.26356304

Available Funds				2,758,699.81
Scheduled Principal Payments				42,289.08
Principal Prepayments				1,938,328.42
Repurchase Principal				0.00
Substitution Amounts				0.00
Net Liquidation Proceeds				0.00
Insurance Proceeds				0.00
Other Principal				0.00
Gross Interest				823,514.48
Master Servicing Fees				43,517.40
Trustee Fees				1,914.77
Current Monthly Advances				127,396.12
Beginning Number of Loans Outstanding				497
Beginning Aggregate Loan Balance				208,883,535.24
Ending Number of Loans Outstanding				493
Ending Aggregate Loan Balance				206,902,917.74
Delinquent Mortgage Loans
Group Totals
		Principal
Category	Number	Balance	Percentage
1 Month	0	0.00	0.00%
2 Month	0	0.00	0.00%
3 Month	0	0.00	0.00%
Total	0	0.00	0.00%
* Delinquent Bankruptcies are included in the table above.
Bankruptcies
Group Totals
	Principal
Number	Balance	Percentage
0	0.00	0.00%
* Only Current Bankruptcies are reflected in the table above.
Foreclosures
Group Totals
	Principal
Number	Balance	Percentage
0	0.00	0.00%
REO Properties
Group Totals
	Principal
Number	Balance	Percentage
0	0.00	0.00%
Book Value of REO Properties				0.00
Current Realized Losses				0.00
Cumulative Realized Losses				0.00
Special Hazard Loss Coverage Amount				3,768,689.42
Bankruptcy Coverage Amount				100,000.00
Fraud Loss Coverage Amount				2,008,937.00
Senior Percentage (for next Distribution Date)				0.972239%
Subordinate Percentage (for next Distribution Date)				0.027761%
Senior Prepayment Percentage (for next Distribution Date)				1.000000%
Subordinate Prepayment Percentage (for next Distribution Date)				0.000000%